UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                     0-15502                     13-3238402

(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                                909 Third Avenue,
                               New York, New York
                                      10022

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 652-6801


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 28, 2006, Comverse Technology, Inc. (the "Company") provided notice to David Kreinberg, its former Executive Vice President and Chief Financial Officer, of termination of the Employment, Non-Disclosure and Non-Competition Agreement between the Company and David Kreinberg, dated as of August 19, 2004, effective as of the end of the initial term thereunder, January 31, 2007. The Company's notice stated that it reserved any and all rights and remedies as between the Company and Mr. Kreinberg.

Mr. Kreinberg is party to an employment letter agreement dated as of April 28, 2006 with the Company, the terms of which have been disclosed in Item 1.01 of the Current Report on Form 8-K filed by the Company on May 4, 2006, which is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Election of New Directors Except by a Vote of Security Holders.

On July 27, 2006, Mark C. Terrell was elected by the Company's Board of Directors (the "Board") as an independent director to fill a vacant position on the Board. In addition, Mr. Terrell was appointed to serve on the Board's Special Committee, Audit Committee and Corporate Governance and Nominating Committee. In connection with Mr. Terrell's appointment to the Special Committee, Ron Hiram, who continues as Chairman of the Board of Directors, resigned from such committee on August 2, 2006. The Board determined that Mr. Terrell is independent, as defined in the applicable rules of the Nasdaq Stock Market, and meets the definition of "audit committee financial expert" set forth in Item 402 of Regulation S-K and Section 407 of the Sarbanes Oxley as of 2002.

As a non-management director, Mr. Terrell will receive the same equity and cash compensation package provided to the Company's other non-management directors (as described in Item 1.01 of the Current Report on Form 8-K filed by the Company on June 21, 2006, which is incorporated herein by reference), except that, for as long as Mr. Terrell serves on the Special Committee and in lieu of the cash compensation otherwise payable for service on the Board and its committees, he will receive total cash compensation of $25,000 per month. Upon completion of his service on the Special Committee, he will receive the same compensation as other non-management directors for service on the Board and its Committees. A copy of the press release dated July 28, 2006 is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Terrell and any other person pursuant to which Mr. Terrell was elected to the Board. Mr. Terrell will stand for reelection at the Company's next annual meeting of stockholders and has not engaged in, and is not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Terrell served as the Partner in Charge and Executive Director of KPMG's Audit Committee Institute ("ACI") from 2000 to 2004, in which capacity he established the ACI mission and strategy. Mr. Terrell was a KPMG audit engagement partner from 1979 to 2000 and acted, from 1985 to 2000, as the Office Managing Partner of three KPMG offices -- El Paso, Texas; Albuquerque, New Mexico; and St. Petersburg, Florida. During Mr. Terrell's thirty-five year career in public accounting he served on a number of not-for-profit boards in




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each of the communities in which he practiced, and he has spoken extensively on both audit committee and broader corporate governance issues. Since his retirement from KPMG in 2004, Mr. Terrell has participated extensively as a faculty member of the National Association of Corporate Directors. Mr. Terrell received his Bachelor of Business Administration degree from the University of Texas at El Paso in 1967.

ITEM 5.03         AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF
                  FISCAL YEAR.

On July 27, 2006, the Board amended the by-laws of the Company (the "By-Laws"). The material amendments to the By-Laws are summarized as follows:

          (1) ARTICLE II, Section 4 of the By-Laws was amended to substitute "Chief Executive Officer" for "President" on the list of persons who may call a special meeting of stockholders;

          (2) ARTICLE II, Section 6 was added to the By-Laws to include an advance notice requirement for stockholders wishing to submit any business for consideration at an annual meeting (other than director nominees, which are governed by Article IV, Section 3);

          (3) ARTICLE IV, Section 3 was added to the By-Laws to include an advance notice requirement for stockholders wishing to propose nominees for election as directors;

          (4)  ARTICLE V, Section 2 of the By-Laws was amended to provide that
(i) the Chairman of the Board (the "Chairman") or the Chief Executive Officer may call a meeting on at least 48 hours' notice (or on at least 36 hours' notice if called by them jointly) and (ii) the proper officers will call a meeting on at least 48 hours' notice if requested by a majority of the Board (previously, ARTICLE V, Section 2 provided that (a) a meeting called by the President or Chairman or a meeting called at the request of a majority of the Board requires at least eight days' notice and (b) a meeting called jointly by the President and Chairman requires three days' notice);

          (5) ARTICLE V, Section 4 of the By-Laws was amended to provide that a majority of the entire Board shall constitute a quorum (previously, ARTICLE V, Section 4 provided that if either the President or the Chairman was not in attendance at a meeting and had not waived notice of the meeting, a quorum was deemed not to be present and the meeting was required to be adjourned for not less than five nor more than ten days, with the presence of a majority of the entire Board constituting a quorum at the adjourned meeting);

          (6) ARTICLE VI, Section 1 of the By-Laws was amended (i) to provide that each committee shall consist of one or more directors unless otherwise required by applicable law or regulation or any rule of an exchange on which the Company's securities are then traded ("Listing Rules") and (ii) to clarify that the Board has the power to change or remove members of a committee with or without cause (previously, ARTICLE VI, Section 1 provided that each committee shall consist of two or more directors);

          (7) ARTICLE VI, Section 2 of the By-Laws was amended to provide that both the Chairman and the Chief Executive Officer shall serve on the Executive Committee, if any, together with such other directors as may be designated from time to time by the Board (previously, ARTICLE VI, Section 2 provided that the Chairman shall serve on the Executive Committee, together with such other directors as may be designated from time to time by the Board);


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          (8)  ARTICLE VI, Section 3 of the By-Laws was amended to provide that the Audit Committee shall consist of the number of directors required by, and meet the other requirements of, applicable law and Listing Rules (previously, ARTICLE VI, Section 3 of the By-Laws required members of the Audit Committee to satisfy a definition of "Independent Directors" set forth in such Section 3);

          (9) ARTICLE VI, Section 4 of the By-Laws was amended to provide that the Compensation Committee shall consist of directors determined by the Board to be independent under applicable law, regulations and Listing Rules (previously, ARTICLE VI, Section 4 of the By-Laws provided that the Compensation Committee is to consist of "Independent Directors," as defined therein);

          (10) ARTICLE VI, Section 5 of the By-Laws was amended to provide that the Corporate Governance and Nominating Committee shall consist of directors determined by the Board to be independent under applicable law, regulations and Listing Rules (previously, ARTICLE VI, Section 5 of the By-Laws provided that the Corporate Governance and Nominating Committee is to consist of "Independent Directors," as defined);

          (11) ARTICLE VIII, Section 1, Section 3, Section 4 and Section 8 of the By-Laws were amended to substitute "Chief Executive Officer" for "President" with respect to the list of officers the Board shall appoint set forth in
ARTICLE VIII, Section 1, the description of the office of the Chief Executive Officer in ARTICLE VIII, Section 3 (previously the office of the President), the authority assigned to the Vice-Presidents set forth in ARTICLE VIII, Section 4 and the delivery of the Treasurer's account of all transactions performed by the Treasurer and of the financial condition of the Company pursuant to ARTICLE VIII, Section 8;

          (12) ARTICLE IX, Section 1 of the By-Laws was amended to provide that indemnification and advancement of expenses shall apply to any person who is subject to claims by virtue of serving as officer or director of the Company or, at the Company's request, as an officer, director or in some other capacity with a third party, and to expressly state the circumstances under which indemnification is not available under the New York Business Corporation Law (previously, ARTICLE IX, Section 1 of the By-Laws, obligated the Company to indemnify and advance expenses of "each person" to the fullest extent permitted by law);

          (13) ARTICLE IX, Section 2 of the By-Laws was amended to eliminate the provision that "nothing contained in ARTICLE IX shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law";

          (14) ARTICLE IX, Section 3 of the By-Laws was added to provide that the Company's indemnification obligation to persons serving, at the Company's request, as an officer, director or in some other capacity with a third party, shall be reduced by the amount received by such person as indemnification from such third party;

          (15) ARTICLE IX, Section 4 (formerly ARTICLE IX, Section 3) of the By-Laws was amended to provide that the amendments to Article IX will not limit indemnification under the predecessor by-laws with respect to any alleged cause of action that accrues or other incident or matter that occurs prior to such effective date of the amendments;

          (16) ARTICLE X, Section 1 of the By-laws was amended to substitute "Chief Executive Officer" for "President" with respect to the officers required to execute certificates of the Company's shares; and



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          (17) ARTICLE XI, Section 3 of the By-laws was amended to substitute
"Chief Executive Officer" for "President" with respect to the list of officers who may sign checks, demands for money and notes of the Company.

The foregoing description of the amendments to the Company's By-Laws is not complete and is qualified in its entirety by the complete By-Laws of the Company, amended as of July 27, 2006, a copy of which is attached hereto as
Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (d)        EXHIBITS:

                  Exhibit No.           Description
                  -----------           -----------
                      3.1         By-laws, as amended
                     99.1         Press Release of Comverse Technology, Inc.
                                  dated July 28, 2006










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMVERSE TECHNOLOGY, INC.


Date:  August 2, 2006                           By:  /s/ Paul L. Robinson
                                                   -----------------------------
                                                Name:  Paul L. Robinson
                                                Title: Executive Vice President


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                                  EXHIBIT INDEX


                  Exhibit No.           Description
                  -----------           -----------
                      3.1         By-laws, as amended
                     99.1         Press Release of Comverse Technology, Inc.
                                  dated July 28, 2006